UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 27, 2023 (February 24, 2023)

ARYA SCIENCES ACQUISITION CORP IV
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40122	98-1574672
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

51 Astor Place, 10th Floor
New York, NY	10003
(Address of principal executive offices)	(Zip Code)

(212) 284-2300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Share $0.0001 Par Value	ARYD	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On February 10, 2023, ARYA Sciences Acquisition Corp IV (“ARYA”) filed a definitive proxy statement (the “Extension Proxy Statement”) for a special meeting of its shareholders to be held on February 28, 2023 to consider and act upon a proposal to extend the date (the “Termination Date”) by which ARYA must complete an initial business combination (a “Business Combination”) from March 2, 2023 to June 2, 2023 (the “Articles Extension Date”) and to allow ARYA, without the need for another shareholder vote, to elect to extend the Termination Date to consummate a Business Combination on a monthly basis, up to nine times, by an additional one month each time after the Articles Extension Date, by resolution of ARYA’s board of directors, if requested by ARYA Sciences Holdings IV, a Cayman Islands exempted company. The Extension Proxy Statement was mailed to ARYA’s shareholders of record as of February 3, 2023. Shareholders may obtain a copy of the Extension Proxy Statement on the SEC’s website (www.sec.gov).

As set forth in the Extension Proxy Statement, the deadline by which ARYA public shareholders had to complete the procedures for electing to redeem their Class A ordinary shares, par value $0.0001 per share (the “Class A Shares”) was 5:00 p.m., Eastern Time, on February 24, 2023 (“Redemption Deadline”). The initial number of Class A Shares tendered for redemption prior to the Redemption Deadline was 11,959,169. The deadline for public shareholders to withdraw previously submitted redemption requests is February 28, 2023, prior to 8 a.m., Eastern Time, subject to approval by the board of directors of ARYA.

Shareholders may make such request by contacting our transfer agent, Continental Stock Transfer & Trust Company, at spacredemptions@continentalstock.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2023

ARYA Sciences Acquisition Corp IV

	By:	/s/ Michael Altman
	Name:	Michael Altman
	Title:	Chief Financial Officer and Director